SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                November 9, 2000
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    1-3939                  73-0311467
------------------------   ------------------------    -------------------
(State of Incorporation)   (Commission File Number)      (IRS Employer
                                                       Identification No.)



                  Kerr-McGee Center
               Oklahoma City, Oklahoma                   73125
      ----------------------------------------         ----------
      (Address of principal executive offices)         (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 5.             Other Events
                             On Thursday,  November 9, 2000, at 11:20 a.m. (EST)
                    Robert M. Wohleber, Kerr-McGee senior vice president and chief financial officer will make a presentation to the financial community during the Merrill Lynch Energy Conference. The presentation will take place at the St.
                    Regis Hotel in New York City. Interested parties may also view this presentation via the internet at http://events.mlresearchmedia.com/ml/energy.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KERR-MCGEE CORPORATION


                                    By:       (Deborah A. Kitchens)
                                              -----------------------------
                                              Deborah A. Kitchens
                                              Vice President and Controller

Dated: November 9, 2000